Unaudited Quarterly Financial Data	12 Months Ended
Dec. 31, 2011
Unaudited Quarterly Financial Data [Abstract]
Unaudited Quarterly Financial Data

24. Unaudited Quarterly Financial Data

Unaudited summarized financial data by quarter for the years ended December 31, 2011 and 2010 is presented in the table below and has been recast to reflect the spin-off of Engility for all periods presented as discontinued operations. The Company’s unaudited quarterly results of operations are affected, significantly in some periods, by our business acquisitions. See Note 4.

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(in millions, except per share data)
2011
Sales	$3,066	$3,248	$3,301	$3,543
Operating income	336	350	359	354
Income from continuing operations	179	217	214	254
Net income	207	246	238	277
Net income attributable to L-3	204	243	235	274
Basic EPS from continuing operations (1)	1.62	2.02	2.05	2.52
Basic EPS (1)	1.87	2.28	2.27	2.75
Diluted EPS from continuing operations (1)	1.61	2.00	2.02	2.49
Diluted EPS (1)	1.85	2.26	2.24	2.72

2010
Sales	$3,071	$3,377	$3,255	$3,687
Operating income	358	371	365	391
Income from continuing operations	194	193	201	236
Net income	222	231	241	272
Net income attributable to L-3	221	228	238	268
Basic EPS from continuing operations (1)	1.65	1.65	1.74	2.06
Basic EPS (1)	1.89	1.97	2.08	2.38
Diluted EPS from continuing operations (1)	1.63	1.63	1.73	2.05
Diluted EPS (1)	1.87	1.95	2.07	2.37

(1)

Basic and diluted EPS amounts in each quarter are computed using the weighted-average number of shares outstanding during that quarter, while basic and diluted EPS for the full year is computed using the weighted-average number of shares outstanding during the year. Therefore, the sum of the four quarters’ basic or diluted EPS may not equal the full year basic or diluted EPS.